Supplement Dated to Your Prospectus

Hartford Equity Income HLS Fund and Hartford Value HLS Fund:

On August 5, 2009, the Board of Directors (“Board”) of Hartford Series Fund, Inc. (“Company”) approved a Form of Agreement and Plan of Reorganization that provides for the reorganization of Hartford Equity Income HLS Fund (“Acquired Fund”) into the Hartford Value HLS Fund (“Acquiring Fund”).  The reorganization is expected to occur at the close of business on March 19, 2010 (merger date); at which time assets of the Acquired Fund will be transferred into the Acquiring Fund, and shareholders of the Acquired Fund will receive shares of the Acquiring Fund.

As a result, if any of your Policy Value is currently invested in the Acquired Fund sub-account that Policy Value will automatically be transferred into the Acquiring Fund sub-account on the merger date.  In addition, if we do not receive alternate instructions from you, any premium we receive after the merger date that would have been allocated to the Acquired Fund will be allocated to the Acquiring Fund.

Unless you direct us otherwise, if you are enrolled in any DCA, Asset Rebalancing Program, Asset Allocation or other administrative program that includes transfers of Policy Value or allocation to the Acquired Fund sub-account, your enrollment will automatically be updated to reflect the Acquiring Fund sub-account.

Upon the date of the merger, all references and information contained in the prospectus for your Policy related to Hartford Equity Income HLS Fund is deleted.

Hartford Fundamental Growth HLS Fund and Hartford Growth HLS Fund:

On August 5, 2009, the Board of Directors (“Board”) of Hartford Series Fund, Inc. (“Company”) approved a Form of Agreement and Plan of Reorganization that provides for the reorganization of Hartford Fundamental Growth HLS Fund (“Acquired Fund”) into the Hartford Growth HLS Fund (“Acquiring Fund”).  The reorganization is expected to occur at the close of business on April 16, 2010 (merger date); at which time assets of the Acquired Fund will be transferred into the Acquiring Fund, and shareholders of the Acquired Fund will receive shares of the Acquiring Fund.

As a result, if any of your Policy Value is currently invested in the Acquired Fund sub-account that Policy Value will automatically be transferred into the Acquiring Fund sub-account on the merger date.  In addition, if we do not receive alternate instructions from you, any premium we receive after the merger date that would have been allocated to the Acquired Fund will be allocated to the Acquiring Fund.

Unless you direct us otherwise, if you are enrolled in any DCA, Asset Rebalancing Program, Asset Allocation or other administrative program that includes transfers of Policy Value or allocation to the Acquired Fund sub-account, your enrollment will automatically be updated to reflect the Acquiring Fund sub-account.

Upon the date of the merger, all references and information contained in the prospectus for your Policy related to Hartford Fundamental Growth HLS Fund is deleted.

Hartford Global Equity HLS Fund – Name Change

Effective March 1, 2010, the Hartford Global Equity HLS Fund will be renamed to the Hartford Global Research HLS Fund.

Effective November 1, 2009, under the “Investment Management Fees and Other Expense” table of your prospectus, the following information is replaced:

Underlying Fund	Management Fee	Distribution And/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Operating Expenses	Contractual Fee Waiver and/or Expense Reimbursement	New Total Operating Expenses
Hartford Global Equity HLS Fund – Class IA	0.900%	N/A	0.070%	N/A	0.970%	0.100%	0.870	%*

* Effective August 25, 2008, HL Advisors has contractually agreed to waive 0.10% of its management fees until May 1, 2010.  While such waiver is in effect, using the most recent fiscal year average net assets, the management fee is 0.80% and the total operating expenses are 0.87%.

Effective immediately, the following information is added to the paragraph entitled “Premium Payment Flexibility” under the section entitled “Premiums,” in your prospectus:

When we receive scheduled or regular premium payments from you through pre-authorized transactions such as, checking deduction (ACH), payroll deduction or through a government allocation arrangement, a summary of these transactions will appear on your annual statement and you will not receive a confirmation statement after each transaction.

This supplement should be retained with the Prospectus for future reference.

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